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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement Nos. 333-87715, 333-39129, 333-59859, 33-85272, 33-94972, 333-41954 and 333-54010 on Form S-8.

/s/ Arthur Andersen LLP
_____________________________________
Arthur Andersen LLP

San Jose, California
March 29, 2001